UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

The McClatchy Company

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-9824 (Commission File Number)	52-2080478 (I.R.S. Employer Identification No.)

2100 Q Street
Sacramento, CA 95816
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 18, 2005, the Board of Directors of The McClatchy Company (the "Company") amended and restated the Company's Bylaws effective July 1, 2005, to (i) delete references to "Publisher" as an officer of the Company and (ii) to clarify that the Company's Controller is the "principal accounting officer" rather than the "chief accounting officer" of the Company. (See Amended and Restated Bylaws, attached as Exhibit 3.2 hereto.)

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit 3.2	The McClatchy Company Amended and Restated Bylaws

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 23, 2005	The McClatchy Company

By: Patrick J. Talamantes
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number Description

3.2 The McClatchy Company Amended and Restated Bylaws